Exhibit 13.01

Certification by the Chief Executive Officer pursuant to

18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of King Digital Entertainment plc (the “Company”) on Form 20-F for the fiscal year ended December 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Riccardo Zacconi, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 13, 2015

/s/ Riccardo Zacconi
Name:	Riccardo Zacconi
Title:	Chief Executive Officer